2

                                                     1

NYDOCS03/460843
NYDOCS03/460843
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NYDOCS03/460843
EXECUTION COPY


                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of April 29, 1999

            UNITED PARCEL SERVICE OF AMERICA, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, Citibank, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, the "Administrative Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), and Salomon Smith Barney Inc. and NationsBanc Montgomery Securities, LLC, as co-arrangers (in such capacity, the "Co-Arrangers") under the Loan Documents (as defined in the Existing Credit Agreement described below), hereby agree as follows:


                             PRELIMINARY STATEMENTS

            (1) The Borrower is party to a Second Amended and Restated Credit Agreement (364- Day Facility) dated as of April 30, 1998 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement" with the banks, financial institutions and other institutional lenders party thereto (the "Existing Lenders") and Citibank, N.A., as Administrative Agent for the Existing Lenders (as defined therein), Bank of America NT & SA, as Documentation Agent for the Existing Lenders, and Citicorp Securities, Inc. and BancAmerica Robertson Stephens, as Co-Arrangers for the Existing Lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

            (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

            (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $ 1,250,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

            SECTION 1. Amendments to the Existing Credit Agreement.  (a) Section
1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definition of "Termination Date" set forth therein and replacing it with the following new definition thereof:

      "Termination Date" means the earlier of (i) April 28, 2000 or, if extended pursuant to Section 2.16(a), the date that is 364 days after the Termination Date then in effect, and (ii) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

                                                     29

NYDOCS03/460843
NYDOCS03/460843

            (b) Section 2.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, amended by replacing the words "the signature pages hereof" contained in the fifth line thereof with the words "Schedule I hereto".

            (c) Section 4.01(e) of the Existing Credit Agreement, is effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, amended by replacing the words "December 31, 1997" contained in the second and fifth lines thereof, respectively, with the words "December 31, 1998."

            (d) Section 4.01(f) of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, amended by replacing the words "December 31, 1997." with the words "December 31, 1998."

            (e) Section 4.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, amended by adding a new Section 4.01(q) immediately after Section 4.01(p) to read as follows:

            "Section 4.01(q) The Borrower has (i) initiated a review and assessment of all mission critical computer applications within its and each of its Subsidiaries' business and operations (including those affected by mission critical suppliers and vendors) that could be adversely affected by the risk that such computer applications used by the Borrower or any of its Subsidiaries (or mission critical suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to any date after December 31, 1999 (the "Year 2000 Problem"), (ii) inquired of each of its mission critical vendors the status of its Year 2000 Problem, and of the products and services it provides to Borrowers (iii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis and (iv) to date, implemented that plan in accordance with such timetable. Based on the foregoing, the Borrower has no reason to believe that its mission critical computer applications that are material to its or any of its Subsidiaries' business and operations will not be able, on a timely basis, to perform properly date-sensitive functions for all dates before and after January 1, 2000 ("Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect. For purposes of this Section 4.01(q), "mission critical computer application" means a computer application whose failure would have a material adverse effect on daily operations, package/shipment movement, customer relations or employees of Borrower, or the Borrower's financial condition, liquidity or results of operations. For purposes of this Section 4.01(q), "mission critical supplier or vendor" means a supplier or vendor whose failure to operate or to provide the Borrower goods and services would have a material adverse effect on daily operations, package/shipment movement, customer relations or employees of
            Borrower, or the Borrower's financial condition, liquidity or results of operations."

            (f) Section 8.04(a) of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, amended by replacing the words "Citicorp Securities" contained in the second line thereof by the words "Salomon Smith Barney Inc."

            (g) Schedule I to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

            SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

            (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

            (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Initial Lender:

                  (i) The Revolving Credit Notes payable to the order of each of the Lenders, respectively.

                  (ii) A certificate of the Secretary or an Assistant  Secretary of the Borrower certifying (A) that there are no amendments to the charter of the Borrower since the Effective Date of the Existing Credit Agreement and (B) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes, if any, and the other documents to be delivered hereunder by the Borrower.

                  (iii) A  favorable  opinion of the  McGuire,  Woods,  Battle &
            Boothe LLP, counsel for the Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in each such case in form and substance reasonably satisfactory to the Initial Lenders.

                  (iv) A favorable  opinion of Shearman & Sterling,  counsel for
            the   Administrative   Agent,  in  form  and  substance   reasonably
            satisfactory to the Administrative Agent.

            (c) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.
            (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

            SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

            (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is April 30, 1998).

            SECTION 4. Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section
8.04 of the Existing Credit Agreement.

            SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

            SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  THE BORROWER


                                 UNITED PARCEL SERVICE OF AMERICA, INC.,
                                    as Borrower


                                 By
                                          Name:
                                          Title:


                              THE AGENTS


                                 CITIBANK, N.A.,
                                    as Administrative Agent


                                 By
                                          Name:
                                          Title:


                                 SALOMON SMITH BARNEY INC.,
                                    as Co-Arranger


                                 By
                                          Name:
                                          Title:


                                 NATIONSBANC MONTGOMERY SECURITIES, LLC,
                                    as Co-Arranger

                                 By
                                    Name:
                                    Title:

                                 BANK OF AMERICA NT & SA,
                                    as Documentation Agent


                                 By
                                    Name:
                                    Title:


                                 FIRST UNION NATIONAL BANK
                                    as Co-Agent


                                 By
                                    Name:
                                    Title:


                                 PNC BANK, NATIONAL ASSOCIATION
                                    as Co-Agent


                                 By
                                    Name:
                                    Title:


                                 ROYAL BANK OF CANADA
                                    as Co-Agent


                                 By
                                    Name:
                                    Title:


                                 THE CHASE MANHATTAN BANK
                                    as Co-Agent


                                 By
                                    Name:
                                    Title:

                                 THE INITIAL LENDERS


                                 CITIBANK, N.A.


                                 By
                                    Name:
                                    Title:

                                 BANK OF AMERICA NT& SA


                                 By
                                    Name:
                                    Title:

                                 FIRST UNION NATIONAL BANK


                                 By
                                    Name:
                                    Title:

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By
                                    Name:
                                    Title:

                                 ROYAL BANK OF CANADA


                                 By
                                    Name:
                                    Title:

                                 THE CHASE MANHATTAN BANK


                                 By
                                    Name:
                                    Title:

                                 CREDIT SUISSE FIRST BOSTON


                                 By
                                    Name:
                                    Title:


                                 By
                                    Name:
                                    Title:

                                 DEUTSCHE BANK AG NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCHES


                                 By
                                    Name:
                                    Title:


                                 By
                                    Name:
                                    Title:

                                 DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                 By
                                    Name:
                                    Title:

                              MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK


                                 By
                                    Name:
                                    Title:

                                 WELLS FARGO BANK, N.A.


                                 By
                                    Name:
                                    Title:

                                 WACHOVIA BANK, N.A.


                                 By
                                    Name:
                                    Title:

                                 ABN AMRO BANK N.V.


                                 By
                                    Name:
                                    Title:


                                 By
                                    Name:
                                    Title:

                                 BANCA COMMERCIALE ITALIANA,
                                    NEW YORK BRANCH


                                 By
                                    Name:
                                    Title:



                                 By
                                    Name:
                                    Title:

                                 BANK OF MONTREAL


                                 By
                                    Name:
                                    Title:

                                 BANKERS TRUST COMPANY


                                 By
                                    Name:
                                    Title:

                                 BARCLAYS BANK PLC


                                 By
                                    Name:
                                    Title:

                                 THE FUJI BANK, LTD -- NEW YORK BRANCH


                                 By
                                    Name:
                                    Title:

                                 STATE STREET BANK AND TRUST COMPANY


                                 By
                                    Name:
                                    Title:

                                 SUNTRUST BANK, ATLANTA


                                 By
                                    Name:
                                    Title:

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NYDOCS03/460843
NYDOCS03/460843
                                 SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

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NYDOCS03/460843
NYDOCS03/460843

------------------ -------------- ----------------------- ----------------------
 Name of Lender     Commitment      Domestic Lending        Eurodollar Lending
                                          Office                  Office
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Citibank, N.A.     $ 212,500,000  Citibank, N.A.          Citibank, N.A.
                                  2 Penns Way Suite 200   2 Penns Way Suite 200
                                  New Castle, DE 19720    New Castle, DE 19720
                                  Attn: Jennifer          Attn: Jennifer
                                  Klemaszewski            Klemaszewski
                                  T: (302) 894-6031       T: (302) 894-6031
                                  F: (302) 894-6121       F: (302) 894-6121
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Bank of America    $ 187,500,000  Bank of America         Bank of America
NT & SA                           231 S. La Salle Street  231 S. La Salle Street
                                  Chicago, IL 60697       Chicago, IL 60697
                                  Attn: Ingrid M.         Attn: Ingrid M.
                                  Eaton-Byias             Eaton-Byias
                                  T: (925) 675-7156       T: (925) 675-7156
                                  F: (925) 675-7531       F: (925) 675-7531
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Barclays Bank PLC  $25,000,000    Barclays Bank PLC       Barclays Bank PLC
                                  222 Broadway            222 Broadway
                                  New York, NY  10038     New York, NY  10038
                                  Attn:  Charmaine Tenn   Attn: Charmaine Tenn
                                  Sing Que                Sing Que
                                  T:  (212) 412-3728      T:  (212) 412-3728
                                  F:  (212) 412-3306,     F:  (212) 412-3306,
                                  07, 08                  07, 08
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Banca              $25,000,000    Banca Commerciale       Banca Commerciale
Commerciale                       Italiana - NY Branch    Italiana - New York
Italiana - NY                     One William Street      Branch
Branch                            New York, NY 10004      One William Street
                                  Attn:  Tom McCullough   New York, NY 10004
                                  T:  (212) 607-3886      Attn:  Tom McCullough
                                  F:  (212) 809-2124      T:  (212) 607-3886
                                                          F:  (212) 809-2124
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Bankers Trust      $25,000,000    Bankers Trust Company   Bankers Trust Company
Company                           130 Liberty Street      130 Liberty Street
                                  New York, NY 10006      New York, NY 10006
                                  Attn: Anita Mangliani   Attn: Anita Mangliani
                                  T: (212) 250-7674       T: (212) 250-7674
                                  F: (212) 250-7351       F: (212) 250-7351
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Bank of Montreal   $25,000,000    Bank of Montreal        Bank of Montreal
                                  115 S. LaSalle Street   115 S. LaSalle Street
                                  12th Floor              12th Floor
                                  Chicago, IL  60603      Chicago, IL  60603
                                  Attn:  Leon Sinclair    Attn:  Leon Sinclair
                                  T:  (312) 750-4371      T:  (312) 750-4371
                                  F:  (312) 750-6057      F:  (312) 750-6057
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
The Chase          $87,500,000    The Chase Manhattan     The Chase Manhattan
Manhattan Bank                    Bank                    Bank
                                  1 Chase Manhattan       1 Chase ManhattanPlaza
                                  Plaza                   8th Floor
                                  8th Floor               New York, NY  10081
                                  New York, NY  10081     Attn:  May Fong
                                  Attn:  May Fong         T:  (212) 552-7314
                                  T:  (212) 552-7314      F:  (212) 552-5650
                                  F:  (212) 552-5650
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Credit Suisse      $50,000,000    Credit Suisse First     Credit Suisse First
First Boston                      Boston                  Boston
                                  11 Madison Aveune       11 Madison Aveune
                                  New York, NY            New York, NY
                                  10010-3629              10010-3629
                                  Attn:  Robert Finney    Attn:  Robert Finney
                                  T:  (212) 325-9038      T:  (212) 325-9038
                                  F:  (212) 325-8319      F:  (212) 325-8319
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
PNC Bank, N.A.     $87,500,000    PNC Bank, N.A.          PNC Bank, N.A.
                                  249 Fifth Avenue        249 Fifth Avenue
                                  Pittsburgh, PA 15222    Pittsburgh, PA 15222
                                  Attn: Mark Kennedy      Attn: Mark Kennedy
                                  T: (412) 762-6547       T: (412) 762-6547
                                  F: (412) 762-6484       F: (412) 762-6484
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Canada                            One Liberty Plaza,      One Liberty Plaza, 5th
                                  5th Floor               Floor
                                  New York, NY 10006      New York, NY 10006
                                  Attn: D. Craven         Attn: D. Craven
                                  T: (212) 428-6493       T: (212) 428-6493
                                  F: (212) 428-6459       F: (212) 428-6459
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Deutsche Bank AG   $50,000,000    Deutsche Bank AG        Deutsche Bank AG
New York and/or                   New York Branch         Cayman Islands Branch
Cayman Islands                    31 West 52nd Street     c/o Deutsche Bank AG
Branches                          New York, NY  10019     New York Branch
                                  Attn:  Joel Makowsky    31 West 52nd Street
                                  T:  (212) 469-7896      New York, NY  10019
                                  F:  (212) 469-8212      Attn: Joel Makowsky
                                                          T:  (212) 469-7896
                                                          F:  (212) 469-8212
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
First Union        $87,500,000    First Union National    First Union National
National Bank                     Bank                    Bank
                                  214 Hogan Street        214 Hogan Street
                                  Attn:  PTC FL0070       Attn:  PTC FL0070
                                  Jacksonville, FL        Jacksonville, FL
                                  32231-4142              32231-4142
                                  Attn:  Cindy Petry      Attn:  Cindy Petry
                                  T:  (904) 489-6095      T:  (904) 489-6095
                                  F:  (904) 489-1010      F:  (904) 489-1010
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
The Fuji Bank,     $25,000,000    The Fuji Bank, Ltd. -   The Fuji Bank, Ltd. -
Ltd. - New York                   New York Branch         New York Branch
Branch                            Two World Trade Center  Two World Trade Center
                                  New York, NY            New York, NY10048-0042
                                  10048-0042              Attn:  Felix
                                  Attn:  Felix            Amerasinghe
                                  Amerasinghe             T:  (212) 898-2597
                                  T:  (212) 898-2597      F:  (212) 821-9407
                                  F:  (212) 821-9407
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
State Street       $25,000,000    State Street Bank and   State Street Bank and
Bank and Trust                    Trust Company           Trust Company
Company                           225 Franklin Street,    225 Franklin Street,
                                  MAO 2                   MAO 2
                                  Boston, MA  02110       Boston, MA  02110
                                  Attn:  Ms. C.           Attn:  Ms. C. Jaynelle
                                  Jaynelle Landy, T:      Landy,
                                  (617) 664-4072          T:  (617) 664-4072
                                  F:  (617) 664-6527      F:  (617) 664-6527
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Morgan Guaranty    $50,000,000    Morgan Guaranty Trust   Morgan Guaranty Trust
Trust Company of                  Company of New York     Company of New York
New York                          60 Wall Street          60 Wall Street
                                  New York, NY            New York, NY10260-0060
                                  10260-0060
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
ABN AMRO Bank,     $25,000,000    ABN AMRO Bank N.V.      ABN AMRO Bank N.V.
N.V.                              135 South LaSalle       135 South LaSalle St.,
                                  St., Suite 625          Suite 625
                                  Chicago, IL 60603       Chicago, IL 60603
                                  Attn: Loan              Attn: Loan
                                  Administration          Administration
                                  T: (312) 904-8865       T: (312) 904-8865
                                  F: (312) 904-6893       F: (312) 904-6893
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Dresdner Bank      $50,000,000    Dresdner Bank           Dresdner Bank
AG, New York and                  75 Wall Street          75 Wall Street
Grand Cayman                      New York, NY 10005      New York, NY 10005
Branches                          Credit Matters: Ken     Credit Matters: Ken
                                  Hamilton                Hamilton
                                  T: (212) 429-3201       T: (212) 429-3201
                                  F: (212) 429-2524       F: (212) 429-2524
                                  Funding Matters: Mona   Funding Matters: Mona
                                  Karout                  Karout
                                  T: (212) 429-2287       T: (212) 429-2287
                                  F: (212) 429-2130       F: (212) 429-2130
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Wachovia Bank,     $50,000,000    Wachovia Bank, N.A.     Wachovia Bank, N.A.
N.A.                              191 Peachtree Street,   191 Peachtree Street,
                                  N.E.                    N.E.
                                  Atlanta, GA 30303-1757  Atlanta, GA 30303-1757
                                  Attn: Wayne             Attn: Wayne
                                  Morgan/Theresa St.      Morgan/Theresa St.Luce
                                  Luce                    T: (404) 332-6084/4061
                                  T: (404) 332-6084/4061  F: (404) 332-5016
                                  F: (404) 332-5016
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
SunTrust Bank,     $25,000,000    SunTrust Bank, Atlanta  SunTrust Bank, Atlanta
Atlanta                           303 Peachtree St. NE,   303 Peachtree St. NE,
                                  2nd Fl.                 2nd Fl.
                                  Atlanta, GA  30308      Atlanta, GA  30308
                                  Attn:  Chris Deisley    Attn:  Chris Deisley
                                  T:  (404) 588-8684      T:  (404) 588-8684
                                  F:  (404) 588-8833      F:  (404) 588-8833
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------
Wells Fargo        $50,000,000    Wells Fargo Bank,       Wells Fargo Bank,
Bank, National                    National Association    National Association
Association                       1445 Ross Avenue, 4th   1445 Ross Avenue, 4th
                                  Floor                   Floor
                                  Dallas, TX  75202       Dallas, TX  75202
                                  Attn:  Scott D. Bjelde  Attn:  Scott D. Bjelde
                                  T:  (512) 336-9153      T:  (512) 336-9153
                                  F:  (512) 336-9154      F:  (512) 336-9154
------------------ -------------- ----------------------- ----------------------



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TOTAL OF         $1,250,000,000
COMMITMENTS